Exhibit 99.1

PERFORMANCE DEIVEN SUSTAINABLE DISTRIBUTIONS INLAND Inland American REAL ESTATE TRUST, INC. 2012 THIRD QUARTER FLASH REPORT All Data as of Sept. 30, 2012 PORTFOLIO SUMMARY Total Assets Undepreciated $12.8 billion Total Assets after Depreciation $10.8 billion Total Cash $331 million Year-to-Date FFO (a) $346 million Year-to-Date FFO per share $0.40 FFO per share guidance for 2012 $0.50 to $0.51 Annualized Distribution Rate* $0.50 a share Current Annualized Distribution Rate (b) 6.9% Declared Distributions Since Inception $2.3 billion Distributions per Share Since Inception $3.83 Number of Properties 87 Mortgage, Notes & Margin to Total Assets 56% (a) FFO is a non-GAAP financial measure. Please our recently filed 10Q for a reconciliation of the most direct comparable GAAP measure. (b) Yield based on $7.22 estimated share price LONG-TERM GOALS 1. Provide our stockholders with a sustainable monthly distribution while maintaining capital preservation 2.                                                Tailoring, expanding, and perfecting our portfolio in 3 asset classes - Retail, Lodging and Student Housing Position our portfolio for optimal stockholder liquidity, through multiple liquidity events 2012 COMPANY HIGHLIGHTS Acquired 6 new upper upscale lodging assets consisting of 2,377 rooms for $444 million. Continued to execute on our disposition strategy by selling 68 retail properties (64 bank branches), 2 industrial complexes, 3 apartment assets and 13 limited service hotels for a total of $433 million. Secured and refinanced $525 million of debt; paid down and extinguished $517 million of debt in the first nine months of 2012. Weighted average interest rate equals 5.2%. 2012 YTD SAME-STORE NET OPERATING INCOME % CHANGE VS. 2011 YTD $ In millions 15% 10% 5% 0% -5% Total Retail Lodging Office Industrial Multi-Family up $12.0 2.4% up $1.4 0.7% up $6.8 5.7% up $0.4 0.4% up $3.5 11.0% down $0.2 -0.3%

PERFORMANCE DEIVEN SUSTAINABLE DISTRIBUTIONS INLAND Inland American REAL ESTATE TRUST, INC. Industrial $1.oB 9% Lodging $3.2B 29% Retail $4.3B 39% Office $1.8B 16% Multi-family $814M 7% Retail $4.3B 39% *Based on undepreciated (total investment) core asset values, which comprise 87% of Total Assets RETAIL PROPERTY OVERVIEW 660 Properties 22.2 Million Square Feet Average lease rollover for 2013 to 2016 is less than 9 percent annually Economic occupancy equals 94% for portfolio Same-store Revenue for the quarter is up 2.5% over prior year LODGING PROPERTY OVERVIEW 87 Properties 16,098 Rooms Average daily rate increased to $130 for the first 9 months of 2012, up from $124 for the same time period last year as we execute our portfolio upgrade strategy. OFFICE PROPERTY OVERVIEW 43 Properties 10.2 Million Square Feet Economic occupancy equals 93% for portfolio Average lease rollover for 2013 to 2016 is less than 10 percent annually INDUSTRIAL PROPERTY OVERVIEW 72 Properties 15.4 Million Square Feet Economic occupancy equals 91% for portfolio Average lease rollover for 2013 to 2016 is less than 8 percent annually MULTI-FAMILY PROPERTY OVERVIEW 25 Properties 8,564 Units Portfolio 92% occupied with same-store rents up 7% over 2011. Three apartment complexes were sold in the third quarter for $125 million. Lodging Portfolio Bohemian Hotel Savannah Riverfront, Savannah, Ga. 75-room boutique hotel located directly on the Savannah River with gourmet restaurant and panoramic views from rooftop bar in Savannah, the waterfront hotel reflects the lively atmosphere of historic River Street. Student Housing Portfolio University House – Fullerton Premier student housing community with 1,198 beds opening in Aug. 2013. Environmentally-friendly, mixed-use student housing community with more than 30,000 sq. ft. of retail space. sport courts, a putting green, tanning beds and more. CONTACT Inland Investor Services custserv@inland-investments.com 800.826.8228 www.inlandamerican.com *There is no guarantee that the Company will maintain its existing rate of distributions in the future. This material is neither an offer to sell nor a solicitation of an offer to buy any security. Consult Inland American’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q for a discussion of the specific risks. The companies depicted in the photographs herein may have proprietary interests in their trade names and trademarks and nothing herein shall be considered to be an endorsement, authorization, or approval of Inland American by the companies. Further, none of these companies are affiliated with the Inland American in any manner. The Inland name and logo are registered trademarks being used under license.